UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 24, 2018
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2018, Enterprise Financial Services Corp (the “Company”) held a conference call to discuss the Company's financial results for its quarter ended June 30, 2018 (the “Earnings Call”). A recorded replay of the conference call is available on the Company's website at www.enterprisebank.com under “Investor Relations”. Visit http://bit.ly/EFSC2Q2018earnings and register to receive a dial in number, passcode, and pin number. The replay will be available for approximately two weeks following the conference call.

A written transcript of this conference call will be furnished by the Company in an amendment to this Current Report on Form 8-K when it becomes available.

The information in this Item 2.02, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

The information included in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the recorded replay referenced herein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “potential,” “could” and similar words, although some forward-looking statements are expressed differently. Actual results could differ materially from results projected or referenced in these forward-looking statements. Readers are cautioned to not place undue reliance on forward-looking statements contained herein, which speak only as of the date of this disclosure. The Company undertakes no obligations to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. For other factors that could cause the Company's results to vary from expectations, please see the section titled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	July 25, 2018	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller